CMBS NEW ISSUE TERM SHEET

$630,000,000 (APPROXIMATE)

FIRST UNION NATIONAL BANK
COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2002-C1
OFFERED CLASSES A-1, A-2, B, C AND D
CERTIFICATES

FIRST UNION NATIONAL BANK,
GERMAN AMERICAN CAPITAL CORPORATION AND
LASALLE BANK NATIONAL ASSOCIATION
MORTGAGE LOAN SELLERS

FIRST UNION NATIONAL BANK
MASTER SERVICER

GMAC COMMERCIAL MORTGAGE CORPORATION
SPECIAL SERVICER

FEBRUARY 2002

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

                               TABLE OF CONTENTS

Transaction Structure
      Structure Overview....................................    3
      Structure Schematic...................................    4
      Transaction Terms.....................................    5

Mortgage Pool Characteristics as of the Cut-Off Date
      General Characteristics...............................    9
      Property Types........................................   10
      Property Location.....................................   11
      Cut-Off Date Balance of Mortgage Loans................   12
      Mortgage Rate.........................................   13
      Debt Service Coverage Ratio...........................   13
      Cut-Off Date Loan-to-Value Ratio......................   14
      Maturity Date or ARD Loan-to-Value Ratio..............   14
      Original Term to Maturity or ARD......................   15
      Remaining Term to Maturity or ARD.....................   15
      Seasoning.............................................   15
      Original Amortization Terms...........................   16
      Remaining Stated Amortization Terms...................   16
      Prepayment Provisions Summary.........................   17
      Prepayment Provision Based on Outstanding Principal
       Balance..............................................   17

Ten Largest Mortgage Loans..................................   18
      Wilshire Union Center.................................   19
      Abbey Portfolio.......................................   21
      The Promenade.........................................   25
      60 Madison Avenue.....................................   28
      U-Haul Pool 6.........................................   31
      Madison Place.........................................   33
      Thunderbird Ranch.....................................   35
      University Commons....................................   37
      Waterford Apartments..................................   39
      Town Square Shopping Center...........................   41

Additional Mortgage Loan Information........................   44

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------
STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

           EXPECTED                          APPROX.
            RATINGS                             % OF   APPROX.        WEIGHTED                       ASSUMED
         -------------    CERTIFICATE   CUT-OFF DATE    CREDIT         AVERAGE     PRINCIPAL          FINAL
CLASS    S&P   MOODY'S     BALANCE(1)   POOL BALANCE   SUPPORT   LIFE (YRS)(2)     WINDOW(2)   DISTRIBUTION DATE(2)      RATE TYPE
----------------------------------------------------------------------------------------------------------------------------------
A-1      AAA    Aaa      $131,057,000      17.99%       22.88%       5.70        03/02-08/10        8/12/2010                Fixed
----------------------------------------------------------------------------------------------------------------------------------
A-2      AAA    Aaa      $430,663,000      59.13%       22.88%       9.63        08/10-01/12        1/12/2012                Fixed
----------------------------------------------------------------------------------------------------------------------------------
B        AA     Aa2      $ 26,402,000       3.63%       19.25%       9.88        01/12-01/12        1/12/2012                Fixed
----------------------------------------------------------------------------------------------------------------------------------
C         A     A2       $ 32,774,000       4.50%       14.75%       9.90        01/12-02/12        2/12/2012                Fixed
----------------------------------------------------------------------------------------------------------------------------------
D        A-     A3       $  9,104,000       1.25%       13.50%       9.96        02/12-02/12        2/12/2012                Fixed
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

             EXPECTED                        APPROX.
             RATINGS                            % OF   APPROX.        WEIGHTED                       ASSUMED
           ------------   CERTIFICATE   CUT-OFF DATE    CREDIT         AVERAGE     PRINCIPAL          FINAL
CLASS      S&P  MOODY'S    BALANCE(1)   POOL BALANCE   SUPPORT   LIFE (YRS)(2)     WINDOW(2)   DISTRIBUTION DATE(2)      RATE TYPE
----------------------------------------------------------------------------------------------------------------------------------
E(3)       (3)    (3)    $  8,194,000       1.13%       12.38%        (3)            (3)             (3)                  Fixed(4)
----------------------------------------------------------------------------------------------------------------------------------
F(3)       (3)    (3)    $ 12,746,000       1.75%       10.63%        (3)            (3)             (3)                  Fixed(4)
----------------------------------------------------------------------------------------------------------------------------------
G(3)       (3)    (3)    $ 10,014,000       1.37%        9.25%        (3)            (3)             (3)                    WAC(5)
----------------------------------------------------------------------------------------------------------------------------------
H(3)       (3)    (3)    $ 14,567,000       2.00%        7.25%        (3)            (3)             (3)                     Fixed
----------------------------------------------------------------------------------------------------------------------------------
J(3)       (3)    (3)    $ 14,566,000       2.00%        5.25%        (3)            (3)             (3)                     Fixed
----------------------------------------------------------------------------------------------------------------------------------
K(3)       (3)    (3)    $  5,463,000       0.75%        4.50%        (3)            (3)             (3)                     Fixed
----------------------------------------------------------------------------------------------------------------------------------
L(3)       (3)    (3)    $  5,462,000       0.75%        3.75%        (3)            (3)             (3)                     Fixed
----------------------------------------------------------------------------------------------------------------------------------
M(3)       (3)    (3)    $  7,283,000       1.00%        2.75%        (3)            (3)             (3)                     Fixed
----------------------------------------------------------------------------------------------------------------------------------
N(3)       (3)    (3)    $  3,642,000       0.50%        2.25%        (3)            (3)             (3)                     Fixed
----------------------------------------------------------------------------------------------------------------------------------
O(3)       (3)    (3)    $ 16,387,739       2.25%        0.00%        (3)            (3)             (3)                     Fixed
----------------------------------------------------------------------------------------------------------------------------------
IO-I(3)    (3)    (3)    $728,324,739(6)      N/A         N/A         N/A            (3)             (3)                  Variable
----------------------------------------------------------------------------------------------------------------------------------
IO-II(3)   (3)    (3)    $444,320,000(6)      N/A         N/A         N/A            (3)             (3)                  Variable
----------------------------------------------------------------------------------------------------------------------------------

(1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.

(2) As of the Cut-Off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS -- Yield Considerations" in the preliminary prospectus supplement.

(3) Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.

(4) The Pass-Through Rates applicable to the Class E and F Certificates for any Distribution Date will not exceed the applicable Weighted Average Net Mortgage Rate for such date.

(5) The Pass-Through Rate applicable to the Class G Certificates for any Distribution Date will be equal to the applicable Weighted Average Net Mortgage Rate for such date.

(6) The Class IO Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class IO Certificates as described in the preliminary prospectus supplement. The interest rate applicable to each component of the Class IO certificates for each distribution date will equal the excess, if any, of the Weighted Average Net Mortgage Rate of the Mortgage Loans for such Distribution Date over the Pass-Through Rate then applicable to the corresponding Class of Certificates entitled to receive distributions of principal.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC
--------------------------------------------------------------------------------

             (Structural Overview Chart that graphically describes
               certain information in table set forth on page 3)

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
       NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED FEBRUARY 2002.

ISSUE TYPE             Sequential pay REMIC. Class A-1, A-2, B, C and D
                       Certificates (the "Offered Certificates") are offered publicly. All other Certificates will be privately placed to qualified institutional buyers or to accredited investors.

CUT-OFF DATE           All Mortgage Loan characteristics are based on balances
                       as of the Cut-Off Date, February 1, 2002 (or in the case of 4 mortgage loans, February 10, 2002). All percentages presented herein are approximate.

MORTGAGE POOL          The Mortgage Pool consists of 106 Mortgage Loans (the
                       "Mortgage Loans") with an aggregate balance as of the Cut-Off Date of $728,324,739 (the "Cut-Off Date Pool
                       Balance"), subject to a variance of plus or minus 5%. The
                       Mortgage Loans are secured by 133 properties (the
                       "Mortgaged Properties") located throughout 31 states.

DEPOSITOR              First Union Commercial Mortgage Securities, Inc.

MORTGAGE LOAN SELLERS              First Union National Bank.....................  51.5% of the Cut-Off Date Balance
                                   German American Capital Corporation ..........  20.8% of the Cut-Off Date Balance
                                   LaSalle Bank National Association.............  27.7% of the Cut-Off Date Balance

UNDERWRITERS           First Union Securities, Inc., Deutsche Banc Alex. Brown
                       Inc. and ABN AMRO Incorporated.

                       First Union Securities, Inc. is an indirect, wholly-owned subsidiary of Wachovia Corporation. Wachovia Corporation conducts its investment banking, institutional, and capital markets businesses through its various bank, broker-dealer and nonbank subsidiaries (including First Union Securities, Inc.) under the trade name of Wachovia Securities. Any references to Wachovia Securities herein, however, do not include Wachovia Securities, Inc., member NASD/SIPC, which is a separate broker-dealer subsidiary of Wachovia Corporation and sister affiliate of First Union Securities, Inc. Wachovia Securities, Inc. is not participating as an underwriter in the distribution of the Offered Certificates.

TRUSTEE                Wells Fargo Bank Minnesota, N.A.

PAYING AGENT           LaSalle Bank National Association

MASTER SERVICER        First Union National Bank.

SPECIAL SERVICER       GMAC Commercial Mortgage Corporation.

RATING AGENCIES        Standard and Poor's Ratings Services, a division of The
                       McGraw-Hill Companies, Inc., and Moody's Investors
                       Service, Inc.

DENOMINATIONS          $10,000 minimum for Offered Certificates.

CLOSING DATE           On or about February 25, 2002.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

SETTLEMENT TERMS       Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE      The 12th day of each month, or if such 12th day is not a
                       business day, the next succeeding business day, commencing with respect to the Offered Certificates in March 2002.

DETERMINATION DATE     For any Distribution Date, the fourth business day prior
                       to the related Distribution Date.

INTEREST DISTRIBUTIONS Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest on the Offered Certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Interest will be distributed on each Distribution Date in sequential order of class designations with Class A-1, Class A-2, Class IO-I and Class IO-II ranking pari passu in entitlement to interest.

PRINCIPAL
  DISTRIBUTIONS        Principal will be distributed on each Distribution Date
                       to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical/numerical Class designation until its Certificate Balance is reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class O Certificates are reduced to zero, payments of principal to the Class A-1 and Class A-2
                       Certificates will be made on a pro rata basis.

LOSSES Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to the Class A-1 and Class A-2 Certificates.

PREPAYMENT PREMIUMS AND
  YIELD MAINTENANCE
  CHARGES Any Prepayment Premiums or Yield Maintenance Charges will be distributed to Certificateholders on the Distribution Date following the collection period in which the prepayment occurred. On each Distribution Date, the holders of each Class of Offered Certificates and Class E, Class F and Class G Certificates then entitled to principal distributions will be entitled to a portion of Prepayment Premiums or Yield Maintenance Charges equal to the product of (a) the amount of such Prepayment Premiums or Yield Maintenance Charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Certificates on such Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution Date.

                       The portion, if any, of the Prepayment Premiums or Yield Maintenance Charges remaining after any payments described above will be distributed to the holders of the Class IO-I Certificates (not offered hereby).

ADVANCES The Master Servicer and, if it fails to do so, the Trustee will be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable and in the case of P&I Advances subject to Appraisal Reductions that may occur.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

APPRAISAL REDUCTIONS   An appraisal reduction generally will be created in the
                       amount, if any, by which the principal balance of a Required Appraisal Loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property plus all escrows and reserves (including letters of credit) held with respect to the Mortgage Loan. As a result of calculating an Appraisal Reduction Amount for a given
                       Mortgage Loan, the P&I Advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse alphabetical order of the Classes. An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

OPTIONAL TERMINATION   The Master Servicer, the Special Servicer and certain
                       Certificateholders will have the option to terminate the Trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than 1% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

CONTROLLING CLASS      The Class of Sequential Pay Certificates (a) which bears
                       the latest alphabetical Class designation and (b) the Certificate Balance of which is greater than 25% of its original Certificate Balance; provided, however, that if no Class of Sequential Pay Certificates satisfies clause
                       (b) above, the Controlling Class shall be the outstanding
                       Class of Certificates (other than the Residual
                       Certificates or the Class IO-I and Class IO-II
                       Certificates) bearing the latest alphabetical Class designation.

ERISA The Offered Certificates are expected to be ERISA eligible.

SMMEA The Offered Certificates are not expected to be "mortgage-related securities" for the purposes of SMMEA.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------


CONTACT                            First Union Securities, Inc.  Deutsche Bank Alex.
                                                                 Brown Inc.
                                   William J. Cohane
                                   (704) 374-6161 (Phone)        Lainie Kaye
                                   (704) 383-7639 (Fax)          (212) 469-5270 (Phone)
                                                                 (212) 469-8523 (Fax)
                                   Scott Fuller
                                   (704) 715-1235 (Phone)        Jeremy Beard
                                   (704) 383-8777 (Fax)          (212) 469-7907 (Phone)
                                                                 (212) 469-8976 (Fax)
                                   Bob Ricci
                                   (704) 715-1235 (Phone)
                                   (704) 383-8777 (Fax)

                                   ABN AMRO Incorporated
                                                          Frank Forelle
                                                          (212) 409-7721 (Phone)
                                                          (212) 409-7324 (Fax)
                                                          Gerald Sneider
                                                          (212) 409-7587 (Phone)
                                                          (212) 409-7324 (Fax)

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS

Number of Mortgage Loans....................................                106
Number of Crossed Loan pools................................                  2
Number of Mortgaged Properties..............................                133
Aggregate balance of all Mortgage Loans.....................    $   728,324,739
Number of Mortgage Loans with Balloon Payments(1)...........                102
Aggregate balance of Mortgage Loans with Balloon
  Payments(1)...............................................    $   646,454,197
Number of Mortgage Loans with Anticipated Repayment Date....                  4
Aggregate balance of Mortgage Loans with Anticipated
  Repayment Date............................................    $    81,870,542
Minimum balance.............................................    $       950,659
Maximum balance.............................................    $    34,977,448
Average balance.............................................    $     6,870,988
Maximum balance for a pool of cross-collateralized and
  cross-defaulted Mortgage Loans............................    $    28,430,000
Weighted average LTV ratio..................................               71.1%
Maximum LTV ratio...........................................               80.1%
Minimum LTV ratio...........................................               28.8%
Weighted average DCSR.......................................               1.35x
Maximum DSCR................................................               2.40x
Minimum DSCR................................................               1.15x
Weighted average LTV at Maturity or Anticipated Repayment
  Date......................................................               62.1%
Range of Mortgage Loan interest rates.......................       6.750%-8.300%
Weighted average Mortgage Loan interest rate................              7.274%
Range of remaining term to Maturity Date or Anticipated
  Repayment Date (months)(2)................................             55-120
Weighted average remaining term to Maturity Date or
  Anticipated Repayment Date (months)(2)....................                115

---------------

(1) Not including Mortgage Loans with Anticipated Repayment Dates.
(2) In the case of 4 Mortgage Loans, the related Anticipated Repayment Date.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

   (Graphical representation of certain information in table set forth below)

PROPERTY TYPES

                                     AGGREGATE                                                 AVERAGE       MIN/MAX    WEIGHTED
                      NUMBER OF        CUT-OFF              % OF   WEIGHTED      MIN/MAX       CUT-OFF       CUT-OFF     AVERAGE
                      MORTGAGED           DATE           INITIAL    AVERAGE         DSCR          DATE          DATE    MORTGAGE
PROPERTY TYPE         PROPERTIES    BALANCE(1)   POOL BALANCE(1)       DSCR     WEIGHTED  LTV RATIO(1)  LTV RATIO(1)        RATE
--------------------------------------------------------------------------------------------------------------------------------
Multifamily                  55   $237,658,276              32.6%     1.29x  1.15x/1.55x       74.2%    45.9%/80.1%       7.164%
--------------------------------------------------------------------------------------------------------------------------------
Retail                       31   $233,434,334              32.1%     1.38x  1.24x/1.66x       70.9%    58.0%/80.0%       7.241%
--------------------------------------------------------------------------------------------------------------------------------
  Retail - Anchored          24   $199,148,947              27.3%     1.36x  1.24x/1.66x       70.5%    58.0%/80.0%       7.204%
--------------------------------------------------------------------------------------------------------------------------------
  Retail - Unanchored         3   $ 18,178,234               2.5%     1.50x  1.36x/1.60x       73.8%    67.6%/79.6%       7.693%
--------------------------------------------------------------------------------------------------------------------------------
  Retail - Shadow
    Anchored                  4   $ 16,107,153               2.2%     1.43x  1.42x/1.44x       72.8%    69.9%/75.6%       7.184%
--------------------------------------------------------------------------------------------------------------------------------
Office                       12   $104,314,091              14.3%     1.34x  1.25x/1.49x       70.3%    56.6%/80.0%       7.298%
--------------------------------------------------------------------------------------------------------------------------------
Industrial                    8   $ 36,871,250               5.1%     1.34x  1.27x/1.46x       72.5%    55.4%/76.0%       7.332%
--------------------------------------------------------------------------------------------------------------------------------
Hospitality                   5   $ 34,774,133               4.8%     1.77x  1.55x/2.40x       54.2%    28.8%/64.7%       7.900%
--------------------------------------------------------------------------------------------------------------------------------
Mixed Use                     3   $ 31,359,878               4.3%     1.33x  1.25x/1.37x       74.7%    72.5%/79.3%       7.290%
--------------------------------------------------------------------------------------------------------------------------------
Self-Storage                 14   $ 25,761,204               3.5%     1.40x  1.40x/1.40x       57.5%    57.5%/57.5%       7.560%
--------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park              5   $ 24,151,572               3.3%     1.23x  1.22x/1.26x       77.4%    71.2%/80.0%       7.267%
--------------------------------------------------------------------------------------------------------------------------------
                            133   $728,324,739             100.0%     1.35X  1.15X/2.40X       71.1%    28.8%/80.1%       7.274%
--------------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loans secured by multiple properties, the Cut-Off Date Balance is allocated based on an individual property's appraised value as a percentage of the total appraised value of all of the related Mortgaged Properties (other than with respect to loan number 4, which allocates the Cut-Off Date Balance based upon the appraised values of the Mortgaged Properties and the related Mortgage Loan Seller's underwriting analysis for each Mortgaged Property).

   The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

   (Graphical representation of certain information in table set forth below)

               OTHER STATES: 47.9% OF CUT-OFF DATE POOL BALANCE.

PROPERTY LOCATION

                                                                                                            WEIGHTED     WEIGHTED
                                 NUMBER OF          AGGREGATE               % OF           WEIGHTED          AVERAGE      AVERAGE
                                 MORTGAGED       CUT-OFF DATE       CUT-OFF DATE            AVERAGE     CUT-OFF DATE     MORTGAGE
STATES(1)                       PROPERTIES            BALANCE       POOL BALANCE               DSCR        LTV RATIO         RATE
---------------------------------------------------------------------------------------------------------------------------------
CA                                     15       $ 139,694,933            19.2%                1.36x            70.5%       7.267%
---------------------------------------------------------------------------------------------------------------------------------
  Southern(2)                          10       $ 115,096,398            15.8%                1.35x            70.1%       7.287%
---------------------------------------------------------------------------------------------------------------------------------
  Northern(2)                           5       $  24,598,535             3.4%                1.40x            72.5%       7.173%
---------------------------------------------------------------------------------------------------------------------------------
FL                                     14       $  98,864,885            13.6%                1.43x            72.5%       7.209%
---------------------------------------------------------------------------------------------------------------------------------
NY                                     11       $  87,224,574            12.0%                1.33x            70.9%       7.285%
---------------------------------------------------------------------------------------------------------------------------------
VA                                     10       $  53,696,451             7.4%                1.33x            73.2%       7.267%
---------------------------------------------------------------------------------------------------------------------------------
Other                                  83       $ 348,843,896            47.9%                1.34x            70.7%       7.294%
---------------------------------------------------------------------------------------------------------------------------------
                                      133       $ 728,324,739           100.0%                1.35X            71.1%       7.274%
---------------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loans secured by multiple properties, the Cut-Off Date Balance is allocated based on an individual property's appraised value as a percentage of the total appraised value of all of the related Mortgaged Properties (other than with respect to loan number 4, which allocates the Cut-Off Date Balance based upon the appraised values of the Mortgaged Properties and the related Mortgage Loan Seller's underwriting analysis for each Mortgaged Property).

(2) For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.

- THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 31 STATES.

   The sum of aggregate percentage calculations may not equal 100% due to rounding.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE OF MORTGAGE LOANS

                                                                                                      WEIGHTED    WEIGHTED
                                     NUMBER OF       AGGREGATE            % OF        WEIGHTED         AVERAGE     AVERAGE
                                      MORTGAGE    CUT-OFF DATE    CUT-OFF DATE         AVERAGE    CUT-OFF DATE    MORTGAGE
RANGE OF CUT-OFF DATE BALANCES           LOANS         BALANCE    POOL BALANCE            DSCR       LTV RATIO        RATE
--------------------------------------------------------------------------------------------------------------------------
< $2,000,000                                18    $ 26,999,009          3.7%             1.31x           75.2%      7.260%
--------------------------------------------------------------------------------------------------------------------------
$2,000,001 - $3,000,000                     17    $ 40,069,910          5.5%             1.28x           74.4%      7.329%
--------------------------------------------------------------------------------------------------------------------------
$3,000,001 - $4,000,000                     14    $ 51,285,549          7.0%             1.39x           72.6%      7.309%
--------------------------------------------------------------------------------------------------------------------------
$4,000,001 - $5,000,000                      9    $ 42,695,448          5.9%             1.40x           65.6%      7.602%
--------------------------------------------------------------------------------------------------------------------------
$5,000,001 - $6,000,000                      7    $ 37,749,696          5.2%             1.37x           70.7%      7.110%
--------------------------------------------------------------------------------------------------------------------------
$6,000,001 - $7,000,000                      4    $ 26,660,249          3.7%             1.31x           77.0%      7.292%
--------------------------------------------------------------------------------------------------------------------------
$7,000,001 - $8,000,000                      7    $ 53,939,222          7.4%             1.37x           67.1%      7.333%
--------------------------------------------------------------------------------------------------------------------------
$8,000,001 - $9,000,000                      5    $ 43,707,662          6.0%             1.32x           75.5%      7.461%
--------------------------------------------------------------------------------------------------------------------------
$9,000,001 - $10,000,000                     5    $ 48,868,634          6.7%             1.31x           74.9%      7.192%
--------------------------------------------------------------------------------------------------------------------------
$10,000,001 - $15,000,000                    7    $ 83,393,946         11.5%             1.34x           73.9%      7.403%
--------------------------------------------------------------------------------------------------------------------------
$15,000,001 - $20,000,000                    8    $138,366,760         19.0%             1.38x           72.4%      7.048%
--------------------------------------------------------------------------------------------------------------------------
$20,000,001 - $25,000,000                    1    $ 20,250,000          2.8%             1.37x           75.0%      7.250%
--------------------------------------------------------------------------------------------------------------------------
$25,000,001 - $30,000,000                    3    $ 79,361,204         10.9%             1.35x           57.5%      7.465%
--------------------------------------------------------------------------------------------------------------------------
$30,000,001 - $35,000,000                    1    $ 34,977,448          4.8%             1.33x           76.9%      6.900%
--------------------------------------------------------------------------------------------------------------------------
                                           106    $728,324,739        100.0%             1.35X           71.1%      7.274%
--------------------------------------------------------------------------------------------------------------------------

- THE AVERAGE CUT-OFF DATE BALANCE IS $6,870,988.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

MORTGAGE RATE

                                                                                                    WEIGHTED    WEIGHTED
                                       NUMBER OF       AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
                                        MORTGAGE    CUT-OFF DATE    CUT-OFF DATE     AVERAGE    CUT-OFF DATE    MORTGAGE
RANGE OF MORTGAGE RATES                    LOANS         BALANCE    POOL BALANCE        DSCR       LTV RATIO        RATE
------------------------------------------------------------------------------------------------------------------------
6.750% - 6.999%                                9    $122,108,749         16.8%         1.36x           73.9%      6.883%
------------------------------------------------------------------------------------------------------------------------
7.000% - 7.249%                               34    $182,065,617         25.0%         1.32x           72.7%      7.088%
------------------------------------------------------------------------------------------------------------------------
7.250% - 7.499%                               40    $259,504,626         35.6%         1.33x           72.9%      7.321%
------------------------------------------------------------------------------------------------------------------------
7.500% - 7.749%                               16    $125,669,812         17.3%         1.41x           64.0%      7.586%
------------------------------------------------------------------------------------------------------------------------
7.750% - 7.999%                                1    $  6,972,489          1.0%         1.23x           77.1%      7.760%
------------------------------------------------------------------------------------------------------------------------
8.000% - 8.249%                                4    $ 22,510,769          3.1%         1.42x           69.8%      8.046%
------------------------------------------------------------------------------------------------------------------------
8.250% - 8.500%                                2    $  9,492,678          1.3%         1.72x           46.2%      8.300%
------------------------------------------------------------------------------------------------------------------------
                                             106    $728,324,739        100.0%         1.35X           71.1%      7.274%
------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE MORTGAGE RATE IS 7.274%.

DEBT SERVICE COVERAGE RATIO

                                                                                                    WEIGHTED    WEIGHTED
                                       NUMBER OF       AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
                                        MORTGAGE    CUT-OFF DATE    CUT-OFF DATE     AVERAGE    CUT-OFF DATE    MORTGAGE
RANGE OF DSCRS                             LOANS         BALANCE    POOL BALANCE        DSCR       LTV RATIO        RATE
------------------------------------------------------------------------------------------------------------------------
1.15x - 1.19x                                  1    $  7,564,576          1.0%         1.15x           45.9%      7.360%
------------------------------------------------------------------------------------------------------------------------
1.20x - 1.24x                                 15    $112,525,786         15.4%         1.22x           76.6%      7.248%
------------------------------------------------------------------------------------------------------------------------
1.25x - 1.29x                                 39    $196,311,017         27.0%         1.27x           76.3%      7.239%
------------------------------------------------------------------------------------------------------------------------
1.30x - 1.34x                                 18    $151,729,018         20.8%         1.32x           68.6%      7.239%
------------------------------------------------------------------------------------------------------------------------
1.35x - 1.39x                                 11    $ 77,409,901         10.6%         1.36x           73.8%      7.202%
------------------------------------------------------------------------------------------------------------------------
1.40x - 1.44x                                  9    $ 72,551,972         10.0%         1.42x           69.4%      7.434%
------------------------------------------------------------------------------------------------------------------------
1.45x - 1.49x                                  3    $ 14,036,485          1.9%         1.46x           64.7%      7.267%
------------------------------------------------------------------------------------------------------------------------
1.50x - 1.54x                                  2    $ 29,778,634          4.1%         1.54x           63.1%      7.136%
------------------------------------------------------------------------------------------------------------------------
1.55x - 1.59x                                  2    $ 12,659,589          1.7%         1.55x           61.0%      7.685%
------------------------------------------------------------------------------------------------------------------------
1.60x - 1.64x                                  1    $  7,974,236          1.1%         1.60x           67.6%      7.390%
------------------------------------------------------------------------------------------------------------------------
1.65x - 1.69x                                  2    $ 23,221,783          3.2%         1.66x           59.1%      7.115%
------------------------------------------------------------------------------------------------------------------------
1.75x - 1.79x                                  2    $ 18,592,478          2.6%         1.76x           59.4%      7.786%
------------------------------------------------------------------------------------------------------------------------
2.35x - 2.40x                                  1    $  3,969,264          0.5%         2.40x           28.8%      7.500%
------------------------------------------------------------------------------------------------------------------------
                                             106    $728,324,739        100.0%         1.35X           71.1%      7.274%
------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO IS 1.35X.

  The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                                                             % OF                    WEIGHTED    WEIGHTED
                                        NUMBER OF       AGGREGATE    CUT-OFF DATE    WEIGHTED         AVERAGE     AVERAGE
                                         MORTGAGE    CUT-OFF DATE            POOL     AVERAGE    CUT-OFF DATE    MORTGAGE
RANGE OF CUT-OFF DATE LTV RATIOS            LOANS         BALANCE         BALANCE        DSCR       LTV RATIO        RATE
-------------------------------------------------------------------------------------------------------------------------
25.01% - 30.00%                              1       $  3,969,264         0.5%         2.40x         28.8%        7.500%
-------------------------------------------------------------------------------------------------------------------------
40.01% - 50.00%                              3       $ 17,057,254         2.3%         1.46x         46.0%        7.883%
-------------------------------------------------------------------------------------------------------------------------
55.01% - 60.00%                              8       $119,088,547        16.4%         1.39x         57.7%        7.426%
-------------------------------------------------------------------------------------------------------------------------
60.01% - 65.00%                              3       $ 37,515,119         5.2%         1.68x         63.3%        7.136%
-------------------------------------------------------------------------------------------------------------------------
65.01% - 70.00%                             11       $ 45,331,448         6.2%         1.41x         68.2%        7.281%
-------------------------------------------------------------------------------------------------------------------------
70.01% - 75.00%                             35       $208,164,138        28.6%         1.31x         73.5%        7.253%
-------------------------------------------------------------------------------------------------------------------------
75.01% - 80.10%                             45       $297,198,968        40.8%         1.30x         78.3%        7.207%
-------------------------------------------------------------------------------------------------------------------------
                                           106       $728,324,739       100.0%         1.35X         71.1%        7.274%
-------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 71.1%.

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

                                                                                                     WEIGHTED
                                                                             % OF                     AVERAGE    WEIGHTED
                                        NUMBER OF       AGGREGATE    CUT-OFF DATE    WEIGHTED        MATURITY     AVERAGE
RANGE OF MATURITY DATE OR ARD            MORTGAGE    CUT-OFF DATE            POOL     AVERAGE            DATE    MORTGAGE
LOAN-TO-VALUE RATIOS(1)                     LOANS         BALANCE         BALANCE        DSCR       LTV RATIO        RATE
-------------------------------------------------------------------------------------------------------------------------
20.01% - 25.00%                              1       $  3,969,264         0.5%         2.40x         20.9%        7.500%
-------------------------------------------------------------------------------------------------------------------------
30.01% - 40.00%                              1       $  4,746,339         0.7%         1.78x         36.6%        8.300%
-------------------------------------------------------------------------------------------------------------------------
40.01% - 50.00%                              8       $ 80,595,936        11.1%         1.37x         46.9%        7.539%
-------------------------------------------------------------------------------------------------------------------------
50.01% - 55.00%                              7       $ 94,407,738        13.0%         1.50x         52.9%        7.316%
-------------------------------------------------------------------------------------------------------------------------
55.01% - 60.00%                              8       $ 33,799,880         4.6%         1.46x         58.7%        7.208%
-------------------------------------------------------------------------------------------------------------------------
60.01% - 65.00%                             24       $148,248,001        20.4%         1.30x         63.4%        7.199%
-------------------------------------------------------------------------------------------------------------------------
65.01% - 70.00%                             44       $298,270,988        41.0%         1.30x         67.9%        7.190%
-------------------------------------------------------------------------------------------------------------------------
70.01% - 75.00%                             11       $ 58,801,169         8.1%         1.30x         71.0%        7.372%
-------------------------------------------------------------------------------------------------------------------------
75.01% - 80.00%                              2       $  5,485,424         0.8%         1.32x         76.3%        7.582%
-------------------------------------------------------------------------------------------------------------------------
                                           106       $728,324,739       100.0%         1.35X         62.1%        7.274%
-------------------------------------------------------------------------------------------------------------------------

(1) With respect to the ARD Loans, the Maturity Date Loan-to-Value Ratio was calculated as of the related Anticipated Repayment Date.

- THE WEIGHTED AVERAGE MATURITY DATE OR ARD LTV RATIO IS 62.1%

   The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD

                                                                                                    WEIGHTED    WEIGHTED
                                       NUMBER OF       AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
RANGE OF ORIGINAL TERMS                 MORTGAGE    CUT-OFF DATE    CUT-OFF DATE     AVERAGE    CUT-OFF DATE    MORTGAGE
TO MATURITY (MONTHS)(1)                    LOANS         BALANCE    POOL BALANCE        DSCR       LTV RATIO        RATE
------------------------------------------------------------------------------------------------------------------------
0 - 60                                         3    $  7,482,839         1.0%        1.32x             79.6%      7.400%
------------------------------------------------------------------------------------------------------------------------
61 - 84                                        3    $ 18,452,985         2.5%        1.28x             74.4%      7.018%
------------------------------------------------------------------------------------------------------------------------
85 - 108                                       3    $ 28,430,000         3.9%        1.39x             75.1%      7.250%
------------------------------------------------------------------------------------------------------------------------
109 - 126                                     97    $673,958,916        92.5%        1.35x             70.8%      7.281%
------------------------------------------------------------------------------------------------------------------------
                                             106    $728,324,739       100.0%        1.35X             71.1%      7.274%
------------------------------------------------------------------------------------------------------------------------

(1) With respect to the ARD Loans, the original term to maturity was calculated as of the Anticipated Repayment Date.

- THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY OR ARD IS 117 MONTHS.

REMAINING TERM TO MATURITY OR ARD

                                                                                                    WEIGHTED    WEIGHTED
                                       NUMBER OF       AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
RANGE OF REMAINING TERMS                MORTGAGE    CUT-OFF DATE    CUT-OFF DATE     AVERAGE    CUT-OFF DATE    MORTGAGE
TO MATURITY (MONTHS)(1)                    LOANS         BALANCE    POOL BALANCE        DSCR       LTV RATIO        RATE
------------------------------------------------------------------------------------------------------------------------
0 - 60                                         3    $  7,482,839         1.0%        1.32x             79.6%      7.400%
------------------------------------------------------------------------------------------------------------------------
61 - 84                                        3    $ 18,452,985         2.5%        1.28x             74.4%      7.018%
------------------------------------------------------------------------------------------------------------------------
85 - 108                                       7    $ 75,632,769        10.4%        1.41x             70.9%      7.257%
------------------------------------------------------------------------------------------------------------------------
109 - 126                                     93    $626,756,147        86.1%        1.35x             70.9%      7.283%
------------------------------------------------------------------------------------------------------------------------
                                             106    $728,324,739       100.0%        1.35X             71.1%      7.274%
------------------------------------------------------------------------------------------------------------------------

(1) With respect to the ARD Loans, the remaining term to maturity was calculated as of the related Anticipated Repayment Date.

- THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY OR ARD IS 115 MONTHS.

SEASONING

                                                                                                     WEIGHTED   WEIGHTED
                                            NUMBER OF      AGGREGATE           % OF   WEIGHTED        AVERAGE    AVERAGE
                                             MORTGAGE   CUT-OFF DATE   CUT-OFF DATE    AVERAGE   CUT-OFF DATE   MORTGAGE
SEASONING (MONTHS)                              LOANS        BALANCE   POOL BALANCE       DSCR      LTV RATIO       RATE
------------------------------------------------------------------------------------------------------------------------
0 - 12                                            104   $702,532,686        96.5%       1.35x        70.9%       7.283%
------------------------------------------------------------------------------------------------------------------------
13 - 24                                             2   $ 25,792,054         3.5%       1.33x        76.8%       7.045%
------------------------------------------------------------------------------------------------------------------------
                                                  106   $728,324,739       100.0%       1.35X        71.1%       7.274%
------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE SEASONING IS 3 MONTHS.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERMS

                                                                                                     WEIGHTED   WEIGHTED
                                            NUMBER OF      AGGREGATE           % OF   WEIGHTED        AVERAGE    AVERAGE
RANGE OF ORIGINAL AMORTIZATION               MORTGAGE   CUT-OFF DATE   CUT-OFF DATE    AVERAGE   CUT-OFF DATE   MORTGAGE
TERMS (MONTHS)(1)                               LOANS        BALANCE   POOL BALANCE       DSCR      LTV RATIO       RATE
------------------------------------------------------------------------------------------------------------------------
229 - 264                                           4   $ 12,648,401        1.7%      1.61x         54.9%       7.678%
------------------------------------------------------------------------------------------------------------------------
265 - 300                                          14   $ 83,612,674       11.5%      1.49x         62.6%       7.659%
------------------------------------------------------------------------------------------------------------------------
301 - 348                                           2   $ 17,525,000        2.4%      1.22x         74.0%       7.071%
------------------------------------------------------------------------------------------------------------------------
349 - 360                                          86   $614,538,665       84.4%      1.33x         72.5%       7.220%
------------------------------------------------------------------------------------------------------------------------
                                                  106   $728,324,739      100.0%      1.35X         71.1%       7.274%
------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

- THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 350 MONTHS.

REMAINING STATED AMORTIZATION TERMS

                                                                                % OF                  WEIGHTED   WEIGHTED
                                             NUMBER OF      AGGREGATE   CUT-OFF DATE   WEIGHTED        AVERAGE    AVERAGE
RANGE OF REMAINING STATED                     MORTGAGE   CUT-OFF DATE           POOL    AVERAGE   CUT-OFF DATE   MORTGAGE
AMORTIZATION TERMS (MONTHS)(1)                   LOANS        BALANCE        BALANCE       DSCR      LTV RATIO       RATE
-------------------------------------------------------------------------------------------------------------------------
229 - 264                                            4   $ 12,648,401        1.7%      1.61x         54.9%       7.678%
-------------------------------------------------------------------------------------------------------------------------
265 - 300                                           14   $ 83,612,674       11.5%      1.49x         62.6%       7.659%
-------------------------------------------------------------------------------------------------------------------------
301 - 348                                            5   $ 50,881,630        7.0%      1.27x         71.3%       7.101%
-------------------------------------------------------------------------------------------------------------------------
349 - 360                                           83   $581,182,035       79.8%      1.33x         72.7%       7.226%
-------------------------------------------------------------------------------------------------------------------------
                                                   106   $728,324,739      100.0%      1.35X         71.1%       7.274%
-------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

- THE WEIGHTED AVERAGE REMAINING AMORTIZATION TERM IS 348 MONTHS.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS SUMMARY

                                                                                                             WEIGHTED    WEIGHTED
                                                NUMBER OF       AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
                                                 MORTGAGE    CUT-OFF DATE    CUT-OFF DATE     AVERAGE    CUT-OFF DATE    MORTGAGE
PREPAYMENT PROVISIONS                               LOANS         BALANCE    POOL BALANCE        DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                                    100    $683,218,624        93.8%         1.35x         71.3%        7.278%
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Yield Maintenance                               4    $ 36,650,192         5.0%         1.30x         70.7%        7.129%
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Prepayment Premium                              2    $  8,455,923         1.2%         1.82x         55.8%        7.606%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                 106    $728,324,739       100.0%         1.35X         71.1%        7.274%
---------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)

PREPAYMENT ANALYSIS
DATE                             FEB-02    FEB-03    FEB-04    FEB-05    FEB-06    FEB-07    FEB-08    FEB-09    FEB-10    FEB-11
---------------------------------------------------------------------------------------------------------------------------------
% Lockout                        100.00%   100.00%    98.85%    93.84%    93.85%    94.42%    94.43%    94.30%    94.07%    97.31%
% YM                               0.00%     0.00%     0.00%     5.02%     5.02%     5.07%     5.07%     5.20%     5.42%     0.53%
% Prepayment Premium               0.00%     0.00%     1.15%     1.14%     1.14%     0.51%     0.50%     0.51%     0.51%     0.54%
---------------------------------------------------------------------------------------------------------------------------------
% Open                             0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     1.62%
---------------------------------------------------------------------------------------------------------------------------------
% Total                          100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
---------------------------------------------------------------------------------------------------------------------------------
Total Beg Balance               $728.32   $721.81   $714.72   $706.91   $698.27   $681.84   $671.75   $644.25   $607.11   $554.46
Percent of Cut-Off Date Pool
  Balance                        100.00%    99.11%    98.13%    97.06%    95.87%    93.62%    92.23%    88.46%    83.36%    76.13%

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2) As of the Cut-Off Date.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

               TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                             NUMBER OF
                                              MORTGAGE
                                               LOANS/                        % OF                          LOAN
                            MORTGAGE         NUMBER OF                   CUT-OFF DATE                     BALANCE   WEIGHTED
                              LOAN           MORTGAGED    CUT-OFF DATE       POOL          PROPERTY         PER     AVERAGE
LOAN NAME                    SELLER          PROPERTIES    BALANCE(1)      BALANCE          TYPE(2)       SF/UNIT     DSCR
---------              -------------------   ----------   ------------   ------------   ---------------   -------   --------
Wilshire Union
 Center..............  German American           1/1      $ 34,977,448       4.8%       Retail -          $  162      1.33x
                       Capital Corporation                                              Anchored
Abbey Portfolio......  First Union               3/3      $ 28,430,000       3.9%       Various(3)        $   57      1.39x
The Promenade........  German American           1/1      $ 27,600,000       3.8%       Retail -          $   79      1.33x
                       Capital Corporation                                              Anchored
60 Madison Avenue....  First Union               1/1      $ 26,000,000       3.6%       Office - CBD      $  143      1.31x
U-Haul Pool 6........  First Union              1/14      $ 25,761,204       3.5%       Self-Storage      $3,614      1.40x
Madison Place........  First Union               1/1      $ 20,000,000       2.7%       Retail -          $   89      1.54x
                                                                                        Anchored
Thunderbird Ranch....  First Union               1/1      $ 19,000,000       2.6%       Multifamily -     $28,274     1.25x
                                                                                        Conventional
University Commons...  First Union               1/1      $ 18,475,444       2.5%       Retail -          $  106      1.66x
                                                                                        Anchored
Waterford
 Apartments..........  First Union               1/1      $ 16,864,385       2.3%       Multifamily -     $54,053     1.35x
                                                                                        Conventional
Town Square Shopping
 Center..............  First Union               1/1      $ 16,140,654       2.2%       Retail -          $  112      1.26x
                                                                                        Anchored
                                                          ------------      -----
TOTAL/WTD. AVG.......                                     $233,249,135      32.0%                                     1.38X
                                                          ============      =====


                                       WEIGHTED
                         WEIGHTED       AVERAGE     WEIGHTED
                         AVERAGE       LTV RATIO    AVERAGE
                       CUT-OFF DATE   AT MATURITY   MORTGAGE
LOAN NAME               LTV RATIO       OR ARD        RATE
---------              ------------   -----------   --------
Wilshire Union
 Center..............      76.9%         64.9%       6.900%
Abbey Portfolio......      75.1%         68.3%       7.250%
The Promenade........      58.3%         51.6%       7.580%
60 Madison Avenue....      56.6%         49.7%       7.250%
U-Haul Pool 6........      57.5%         46.8%       7.560%
Madison Place........      58.0%         53.4%       7.080%
Thunderbird Ranch....      74.4%         67.1%       6.820%
University Commons...      61.8%         53.7%       6.810%
Waterford
 Apartments..........      74.6%         65.1%       6.980%
Town Square Shopping
 Center..............      78.7%         69.1%       7.250%
TOTAL/WTD. AVG.......      67.0%         58.7%       7.167%

---------------

(1) In the case of a concentration of cross-collateralized Mortgage Loans, the aggregate principal balance.

(2) "CBD" refers to central business district.

(3) Retail, office and mixed use.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

WILSHIRE UNION CENTER

(PHOTO OF MORTGAGED PROPERTY)

--------------------------------------
 Cut-Off Date Balance.................                $34,977,448
 Mortgage Loan Seller.................                       GACC
 Property Type........................          Retail - Anchored
 Property Location....................            Los Angeles, CA
 % of Cut-Off Date Pool Balance.......                       4.8%
 Term/Amortization....................                    120/360
 Remaining Term/Amortization..........                    119/359
 Mortgage Rate........................                      6.90%
 Cut-Off Date LTV.....................                      76.9%
 Maturity Date LTV....................                      64.9%
 Underwritten DSCR....................                      1.33x
 Number of Properties.................                          1
 Occupancy as of November 29, 2001....                      96.3%
 Number of square feet................                    216,458
 Loan Balance per square foot.........                       $162
-----------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Wilshire Union Center Loan") is secured by a first deed of trust encumbering an anchored retail center located in the Westlake neighborhood of Los Angeles, California. The Wilshire Union Center Loan represents approximately 4.8% of the Cut-Off Date Pool Balance. The Wilshire Union Center Loan was originated on December 3, 2001 and has a principal balance as of the Cut-Off Date of $34,977,448.

   The Wilshire Union Center Loan is an ARD loan with an anticipated repayment date of January 1, 2012 and a maturity date of January 1, 2032. The Wilshire Union Center Loan may not be prepaid prior to its anticipated repayment date, at which time the loan is prepayable without penalty. The Wilshire Union Center Loan permits defeasance with United States government obligations beginning four years after its first payment date.

- THE BORROWER. The borrower is Wilshire Union Center, L.P., a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the Wilshire Union Center Loan. The sponsors of the borrower are two individuals: David Oved and Frederick H. Leeds.

- THE PROPERTY. The Mortgaged Property is an approximately 216,458 square foot anchored retail center situated on approximately 8.5 acres and constructed in 2001. The Mortgaged Property is located in Los Angeles, California. As of November 29, 2001, the occupancy rate for the Mortgaged Property securing the Wilshire Union Center Loan was approximately 96.3%. The largest tenant is Home Depot U.S.A., Inc. ("Home Depot") occupying approximately 133,278 square feet, or approximately 61.6% of the net rentable area. Home Depot has over 1,100 stores, and is the largest home improvement retailer in the United States and the country's third largest overall retailer. The Home Depot lease expires in January, 2022. The second largest tenant is Food 4 Less of California, Inc. ("Food 4 Less"), occupying approximately 58,000 square feet, or approximately 26.8% of the net rentable area. Food 4 Less is a subsidiary of Kroger, the top grocer in the United States with over 3,500 stores and 2,343 supermarkets; Kroger is a guarantor of the Food 4 Less lease. The Food 4 Less lease expires in December, 2021. The third largest tenant is Rite Aid, occupying approximately 12,550 square feet, or approximately 5.8% of the net rentable area. Rite Aid Corporation operates a chain of approximately 3,900 drugstores in the United

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

   States. The Rite Aid lease expires in October, 2021. The fourth largest tenant is McDonald's Corporation ("McDonald's"), leasing approximately 4,600 square feet, or approximately 2.1% of the net rentable area. McDonald's operates over 28,700 fast food restaurants and has a market capitalization of approximately $36 billion. The McDonald's ground lease expires in June, 2021.

   The following table presents information relating to the major tenants at the Mortgaged Property:

                                                      NET
                                      % OF GROSS   RENTABLE      % OF NET      DATE OF LEASE
TENANT                                 REVENUE     AREA (SF)   RENTABLE AREA     EXPIRATION
------                                ----------   ---------   -------------   --------------
Home Depot..........................     59.8%      133,278        61.6%        January, 2022
Food 4 Less.........................     24.5%       58,000        26.8%       December, 2021
Rite Aid............................      7.0%       12,550         5.8%        October, 2021

   None of the leases at the Wilshire Union Center expire prior to the Anticipated Repayment Date of the Wilshire Union Center Loan.

- ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. The loan documents required the borrower to deposit at origination with the lender the sums of $1,500,000 and $1,250,000 as two different reserves to be released to the borrower upon satisfaction of certain conditions for each respective reserve, including conditions, in each case, relating to occupancy and the debt service coverage ratio. The loan documents further require the borrower to remit into an account certain amounts in the event Home Depot ceases operations. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. Tenant payments are deposited into a mortgagee designated lock box account. The funds in such account are released to the borrower until such time as (i) the debt service coverage ratio, as computed by lender, is less than 1.15x, (ii) the occurrence of an event of default pursuant to the related loan documents, (iii) the occurrence of certain events related to the closing of Home Depot or (iv) the date one month prior to the Anticipated Repayment Date of the Wilshire Union Center Loan, at which time such funds shall be applied as described in the related loan documents.

- MANAGEMENT. Fred Leeds Property Management Company is the property manager for the Mortgaged Property securing the Wilshire Union Center Loan. The property manager is affiliated with the sponsor.

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       98.2%
U/W Revenues................................................  $4,954,901
U/W Total Expenses..........................................  $1,193,047
U/W Net Operating Income (NOI)..............................  $3,761,854
U/W Net Cash Flow (NCF).....................................  $3,683,158
U/W DSCR on NOI.............................................       1.36x
U/W DSCR on NCF.............................................       1.33x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

ABBEY PORTFOLIO

(PHOTO OF ONE OF THE MORTGAGED PROPERTIES)

------------------------------------------------------------------
 Cut-Off Date Balance.......................           $28,430,000
 Mortgage Loan Seller.......................           First Union
 Property Type..............................            Various(1)
 Property Location..........................            California
 % of Cut-Off Date Pool Balance.............                  3.9%
 WA Term/Amortization.......................                94/300
 WA Remaining Term/Amortization.............                94/300
 WA Mortgage Rate...........................                 7.25%
 WA Cut-Off Date LTV........................                 75.1%
 WA Maturity Date LTV.......................                 68.3%
 WA Underwritten DSCR.......................                 1.39x
 Number of Properties.......................                     3
 WA Occupancy as of November 30, 2001
  through January 2, 2002...................                 97.6%
 Number of square feet......................               496,536
 Loan Balance per square foot...............                   $57
------------------------------------------------------------------

- THE LOANS. The three Mortgage Loans (the "Abbey Loans") are collectively secured by first mortgages or deeds of trust encumbering a mixed used property, an office property and a retail property located in California. The Abbey Loans represent approximately 3.9% of the Cut-Off Date Pool Balance. The Abbey Loans were originated on January 11, 2002 and have an aggregate principal balance as of the Cut-Off Date of $28,430,000. Each of the Abbey Loans is cross-collateralized and cross-defaulted with each of the other Abbey Loans.

   The Abbey Loans have a remaining term of 94 months and mature on December 1, 2009. The Abbey Loans may be prepaid on or after August 1, 2009 and each Abbey Loan permits defeasance with United States government obligations beginning two years after the Closing Date.

- THE BORROWERS. The borrowers are AP-Transpark LLC, AP-Goodrich LLC and AP-Escondido LLC, each a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of each of the Abbey Loans. The sponsor of the borrowers is The Abbey Company ("Abbey"), a real estate investment company with ownership interests in approximately 3.1 million square feet of office, industrial, service center and retail properties located predominantly in Southern California.

- THE PROPERTIES. The Mortgaged Properties consist of one mixed use property (Transpark Business Center), one single tenant office building (Goodrich Commerce Center) and one shadow anchored retail center (Escondido Commerce Center). As of November 30, 2001 through January 2, 2002, the weighted average occupancy rate for the Mortgaged Properties securing the Abbey Loans was approximately 97.6%.

    -------------------

    (1) Retail, office and mixed use.

    The following table presents certain information relating to the Mortgaged
    Properties:

                                                    CUT-OFF DATE   NET RENTABLE AREA
PROPERTY NAME                   PROPERTY LOCATION   LOAN BALANCE         (SF)          YEAR BUILT
-------------                   -----------------   ------------   -----------------   ----------
Transpark Business Center.....     Ontario, CA      $20,250,000         424,227           1981
Escondido Commerce Center.....   Escondido, CA      $ 6,500,000          46,109           1990
Goodrich Commerce Center......    Commerce, CA      $ 1,680,000          26,200           1948

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

    The following table presents information relating to the lease rollover schedule at Transpark Business Center:

                                                                                                   CUMULATIVE
                                                                                    % OF TOTAL        % OF
                        # OF     WA BASE                               CUMULATIVE   BASE RENTAL   TOTAL RENTAL
                       LEASES    RENT/SF   TOTAL SF     % OF TOTAL      % OF SF      REVENUES       REVENUES
YEAR                   ROLLING   ROLLING    ROLLING    SF ROLLING(1)   ROLLING(1)   ROLLING(1)     ROLLING(1)
----                   -------   -------   ---------   -------------   ----------   -----------   ------------
2002.................    12      $16.08      32,107         7.6%           7.6%        13.9%          13.9%
2003.................    18      $ 9.28      79,568        18.7%          26.3%        19.9%          33.8%
2004.................    10      $ 6.91     161,148        37.9%          64.2%        30.0%          63.7%
2005.................     5      $10.71      34,349         8.1%          72.3%         9.9%          73.7%
2006.................     0      $ 0.00           0        0.00%          72.3%        0.00%          73.7%
2007.................     2      $ 7.64     102,740        24.2%          96.5%        21.1%          94.8%
2008.................     0      $ 0.00           0        0.00%          96.5%        0.00%          94.8%
2009.................     0      $ 0.00           0        0.00%          96.5%        0.00%          94.8%

---------------

(1) Calculated based on approximate square footage occupied by each tenant.

    The following table presents information relating to the lease rollover schedule at Escondido Commerce Center:

                                                                                                   CUMULATIVE
                                                                                    % OF TOTAL        % OF
                        # OF     WA BASE                               CUMULATIVE   BASE RENTAL   TOTAL RENTAL
                       LEASES    RENT/SF   TOTAL SF     % OF TOTAL      % OF SF      REVENUES       REVENUES
YEAR                   ROLLING   ROLLING    ROLLING    SF ROLLING(1)   ROLLING(1)   ROLLING(1)     ROLLING(1)
----                   -------   -------   ---------   -------------   ----------   -----------   ------------
2002.................     2      $19.49      3,440          7.5%           7.5%         7.8%           7.8%
2003.................     1      $19.80      2,306          5.0%          12.5%         5.3%          13.2%
2004.................     3      $20.78      3,377          7.3%          19.8%         8.2%          21.4%
2005.................     4      $20.95      8,933         19.4%          39.2%        21.9%          43.3%
2006.................     2      $24.48      2,500          5.4%          44.6%         7.2%          50.4%
2007.................     0      $ 0.00          0         0.00%          44.6%         0.0%          50.4%
2008.................     2      $15.92     17,754         38.5%          83.1%        33.1%          83.5%
2009.................     0      $ 0.00          0         0.00%          83.1%         0.0%          83.5%

---------------

(1) Calculated based on approximate square footage occupied by each tenant.

    The following table presents information relating to the lease rollover schedule at Goodrich Commerce Center:

                                                                                                   CUMULATIVE
                                                                                    % OF TOTAL        % OF
                        # OF     WA BASE                               CUMULATIVE   BASE RENTAL   TOTAL RENTAL
                       LEASES    RENT/SF   TOTAL SF     % OF TOTAL      % OF SF      REVENUES       REVENUES
YEAR                   ROLLING   ROLLING    ROLLING    SF ROLLING(1)   ROLLING(1)   ROLLING(1)     ROLLING(1)
----                   -------   -------   ---------   -------------   ----------   -----------   ------------
2006.................     1       $9.24     26,200         100%           100%         100%           100%

---------------

(1) Calculated based on approximate square footage occupied by each tenant.

- ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. The loan documents further require the related borrowers to deposit with lender a sum of (i) $165,000 per year for Transpark Business Center, (ii) $20,000 per year for

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

   Escondido Commerce Center and (iii)(a) $75,000 at origination and (b) $12,000 per year for Goodrich Commerce Center for tenant improvements and leasing commissions. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-  LOCK BOX ACCOUNT.  At any time during the term of each of the Abbey Loans,
   (i) if the applicable debt service coverage ratio, as computed by the lender, is less than 1.15x, or (ii) upon the occurrence of an event of default pursuant to the applicable loan documents, the related borrower must notify its tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

- MEZZANINE LOAN. Capri Select Income, LLC, a Delaware limited liability company, is the current holder of a $25,000,000 mezzanine loan of which $1,558,000 is allocated to the Transpark Business Center loan. The mezzanine loan is secured by a pledge of membership interests of the single member of the borrower, AP-Transpark LLC. Capri Select Income, LLC possesses certain cure, repurchase and other rights as more particularly described in the preliminary prospectus supplement.

- MANAGEMENT. Abbey is the property manager for the Mortgaged Properties securing the Abbey Loans. The Property Manger is affiliated with the borrowers.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

-  UNDERWRITTEN FINANCIALS.

TRANSPARK BUSINESS CENTER
  U/W Occupancy %...........................................       94.0%
  U/W Revenues..............................................  $3,871,938
  U/W Total Expenses........................................  $1,208,601
  U/W Net Operating Income (NOI)............................  $2,663,337
  U/W Net Cash Flow (NCF)...................................  $2,263,980
  U/W DSCR on NOI...........................................       1.61x
  U/W DSCR on NCF...........................................       1.37x
ESCONDIDO COMMERCE CENTER
  U/W Occupancy %...........................................       94.0%
  U/W Revenues..............................................  $1,038,895
  U/W Total Expenses........................................  $  240,502
  U/W Net Operating Income (NOI)............................  $  798,393
  U/W Net Cash Flow (NCF)...................................  $  752,943
  U/W DSCR on NOI...........................................       1.50x
  U/W DSCR on NCF...........................................       1.42x
GOODRICH COMMERCE CENTER
  U/W Occupancy %...........................................       93.0%
  U/W Revenues..............................................  $  276,502
  U/W Total Expenses........................................  $   41,932
  U/W Net Operating Income (NOI)............................  $  234,570
  U/W Net Cash Flow (NCF)...................................  $  217,595
  U/W DSCR on NOI...........................................       1.61x
  U/W DSCR on NCF...........................................       1.49x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

THE PROMENADE

(PHOTO OF MORTGAGED PROPERTY)

--------------------------------------
 Cut-Off Date Balance.................                $27,600,000
 Mortgage Loan Seller.................                       GACC
 Property Type........................          Retail - Anchored
 Property Location....................           Garden Grove, CA
 % of Cut-Off Date Pool Balance.......                       3.8%
 Term/Amortization....................                    120/360
 Remaining Term/Amortization..........                    120/360
 Mortgage Rate........................                      7.58%
 Cut-Off Date LTV.....................                      58.3%
 Maturity Date LTV....................                      51.6%
 Underwritten DSCR....................                      1.33x
 Number of Properties.................                          1
 Occupancy as of November 1, 2001.....                      91.9%
 Number of square feet................                    351,537
 Loan Balance per square foot.........                        $79
-----------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Promenade Loan") is secured by a first deed of trust encumbering an anchored retail center located in Garden Grove, California, a suburb of Los Angeles. The Promenade Loan represents approximately 3.8% of the Cut-Off Date Pool Balance. The Promenade Loan was originated on January 22, 2002 and has a principal balance as of the Cut-Off Date of $27,600,000.

   The Promenade Loan has a remaining term of 120 months and matures on February 1, 2012. The Promenade Loan may be prepaid on or after November 1, 2011, and permits defeasance with United States government obligations beginning two years after the Closing Date.

- THE BORROWER. The borrower is HGGA Promenade, L.P., a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the Promenade Loan. The sponsor of the borrower is William W. Hughes, Jr., Chairman and President of Hughes Investments, a real estate investment and development company that has developed 21 shopping centers in Southern California.

- THE PROPERTY. The Mortgaged Property is an approximately 351,537 square foot anchored retail center situated on approximately 31.0 acres. The Mortgaged Property was constructed in 1955 and substantially renovated and expanded in 1990, 1993, 1994 and 2000. As of November 1, 2001, the occupancy rate for the Mortgaged Property securing the Promenade Loan was approximately 91.9%. The largest tenant is Regal Cinemas, Inc., ("Regal Cinemas") occupying approximately 63,910 square feet, or approximately 18.2% of the net rentable area. Regal Cinemas is a national theater chain that emerged from Chapter 11 bankruptcy protection in January, 2002. The Regal Cinemas lease expires in August, 2019. The second largest tenant is 24 Hour Fitness USA, Inc. ("24 Hour Fitness"), occupying approximately 35,846 square feet, or approximately 10.2% of the net rentable area. 24 Hour Fitness is a privately-held company founded in 1983 and operates over 430 health clubs in 15 states and 11 countries. The 24 Hour Fitness lease expires in May, 2016.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

    The following table presents information relating to the major tenants at the Mortgaged Property:

                                                     NET          % OF
                                     % OF GROSS   RENTABLE    NET RENTABLE    DATE OF LEASE
              TENANT                  REVENUE     AREA (SF)       AREA          EXPIRATION
              ------                 ----------   ---------   -------------   --------------
Regal Cinemas......................     21.2%      63,910         18.2%         August, 2019
24 Hour Fitness....................     14.1%      35,846         10.2%            May, 2016
Marshall's.........................      5.2%      24,500          7.0%        January, 2005
Pic-N-Save.........................      0.7%      24,000          6.8%       February, 2004
Bank of America....................      5.7%      18,000          5.1%         August, 2008
Rite Aid...........................      0.8%      18,000          5.1%            May, 2011

    The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                                                                    % OF TOTAL    CUMULATIVE
                                                                                       BASE          % OF
                         # OF     WA BASE                  % OF        CUMULATIVE     RENTAL     TOTAL RENTAL
                        LEASES    RENT/SF   TOTAL SF     TOTAL SF       % OF SF      REVENUES      REVENUES
 YEAR                   ROLLING   ROLLING   ROLLING     ROLLING(1)     ROLLING(1)   ROLLING(1)    ROLLING(1)
 ----                   -------   -------   --------   -------------   ----------   ----------   ------------
 2002.................        4    23.52      5,841          1.7%          1.7%         3.1%          3.1%
 2003.................        4    19.77     12,488          3.6%          5.2%         5.6%          8.7%
 2004.................        9     8.21     52,315         14.9%         20.1%         9.7%         18.3%
 2005.................        5    11.79     40,470         11.5%         31.6%        10.7%         29.1%
 2006.................        6    15.62     25,181          7.2%         38.8%         8.9%         37.9%
 2007.................        0     0.00          0          0.0%         38.8%         0.0%         37.9%
 2008.................        1    12.97     18,000          5.1%         43.9%         5.3%         43.2%
 2009.................        3    13.36     88,230         25.1%         69.0%        26.6%         69.7%
 2010.................        2    12.50     14,900          4.2%         73.2%         4.2%         73.9%
 2011.................        2     6.44     26,506          7.5%         80.8%         3.8%         77.8%
 2012.................        0     0.00          0          0.0%         80.8%         0.0%         77.8%

---------------
(1) Calculated based on approximate square footage occupied by each tenant.

- ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. The loan documents further required the borrower to deposit $26,661.50 per month in escrow (not to exceed at any time $1,000,000 in the aggregate) for tenant improvements and leasing commissions. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

- MANAGEMENT. Hughes Investments is the property manager for the Mortgaged Property securing the Promenade Loan. The property manager is affiliated with the sponsor.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       90.0%
U/W Revenues................................................  $4,664,269
U/W Total Expenses..........................................  $1,180,980
U/W Net Operating Income (NOI)..............................  $3,483,289
U/W Net Cash Flow (NCF).....................................  $3,093,044
U/W DSCR on NOI.............................................       1.49x
U/W DSCR on NCF.............................................       1.33x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

60 MADISON AVENUE

(PHOTO OF MORTGAGED PROPERTY)

 Cut-Off Date Balance.................                $26,000,000
 Mortgage Loan Seller.................                First Union
 Property Type........................               Office - CBD
 Property Location....................         New York, New York
 % of Cut-Off Date Pool Balance.......                       3.6%
 Term/Amortization....................                    120/360
 Remaining Term/Amortization..........                    120/360
 Mortgage Rate........................                      7.25%
 Cut-Off Date LTV.....................                      56.6%
 Maturity Date LTV....................                      49.7%
 Underwritten DSCR....................                      1.31x
 Number of Properties.................                          1
 Occupancy as of January 16, 2002.....                      95.2%
 Number of square feet................                    181,374
 Loan Balance per square foot.........                       $143

- THE LOAN. The Mortgage Loan (the "60 Madison Avenue Loan") is secured by a first deed of trust encumbering an office building located in New York, New York. The 60 Madison Avenue Loan represents approximately 3.6% of the Cut-Off Date Pool Balance. The 60 Madison Avenue Loan was originated on January 29, 2002 and has a principal balance as of the Cut-Off Date of $26,000,000.

   The 60 Madison Avenue Loan has a remaining term of 120 months and matures on February 1, 2012. The 60 Madison Avenue Loan may be prepaid on or after December 1, 2011 and permits defeasance with United States government obligations beginning two years after the Closing Date.

- THE BORROWER. The borrower is Madison Sixty LLC, a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the 60 Madison Avenue Loan. The sponsor is The Moinian Group which has a portfolio consisting of more than 5 million square feet of commercial, industrial, residential, retail and hotel properties.

- THE PROPERTY. The Mortgaged Property is a twelve story office building comprised of approximately 181,374 square feet located at 60 Madison Avenue between 26th and 27th Streets in New York City. The property was constructed in 1910 and was renovated in 1979. As of January 16, 2002, the occupancy rate for the Mortgaged Property securing the 60 Madison Avenue Loan was approximately 95.2%.

   The largest tenant is Venture Communications ("Venture Communications") occupying approximately 30,625 square feet, or approximately 16.9% of the net rentable area. Venture Communications manages, markets and sells media to assist companies in the maximization of their advertising efforts. The Venture Communications leases expire in June, 2006 and July, 2006. The second largest tenant is The Food Group, Inc. ("The Food Group") occupying approximately 18,325 square feet, or approximately 10.1% of the net rentable area. The Food Group is the largest food service advertising, marketing and culinary

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

    services agency in the United States. The Food Group lease expires in February, 2006. The third largest tenant is Mergent, Inc., ("Mergent") occupying approximately 17,260 square feet, or approximately 9.5% of the net rentable area. Mergent is a provider of financial data and documents regarding corporations and municipalities to investors worldwide. The Mergent lease expires in September, 2008.

    The following table presents information relating to major tenants at the Mortgaged Property:

                                               NET
                               % OF GROSS   RENTABLE      % OF NET          DATE OF LEASE
TENANT                          REVENUE     AREA (SF)   RENTABLE AREA         EXPIRATION
------                         ----------   ---------   -------------   ----------------------
Venture Communications.......     10.5%      30,625         16.9%       June, 2006; July, 2006(1)
The Food Group...............      8.7%      18,325         10.1%               February, 2006
Mergent, Inc. ...............      8.6%      17,260          9.5%              September, 2008

---------------

(1) With respect to 0.6% of the net rentable area, the lease expiration is June, 2006 and, with respect to 16.3% of the net rentable area, the lease expiration is July, 2006.

    The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                                                                                   CUMULATIVE
                                                                                    % OF TOTAL        % OF
                        # OF     WA BASE                               CUMULATIVE   BASE RENTAL   TOTAL RENTAL
                       LEASES    RENT/SF   TOTAL SF     % OF TOTAL      % OF SF      REVENUES       REVENUES
YEAR                   ROLLING   ROLLING    ROLLING    SF ROLLING(1)   ROLLING(1)   ROLLING(1)     ROLLING(1)
----                   -------   -------   ---------   -------------   ----------   -----------   ------------
2002.................    10      $25.87      14,300         7.9%          7.9%          7.5%           7.5%
2003.................     6      $27.05      12,600         6.9%         14.8%          6.9%          14.4%
2004.................     7      $38.22       8,272         4.6%         19.4%          6.4%          20.9%
2005.................     7      $21.97      23,329        12.9%         32.3%         10.4%          31.3%
2006.................    12      $22.34      60,020        33.1%         65.3%         27.2%          58.5%
2007.................     1      $31.11       2,700         1.5%         66.8%          1.7%          60.2%
2008.................     3      $28.91      26,260        14.5%         81.3%         15.4%          75.6%
2009.................     2      $55.13       5,100         2.8%         84.1%          5.7%          81.3%
2010.................     0      $ 0.00           0         0.0%         84.1%          0.0%          81.3%
2011.................     2      $54.61      10,900         6.0%         90.1%         12.1%          93.4%

---------------

(1) Calculated based on approximate square footage occupied by each tenant.

- ESCROWS. The loan documents provide for certain escrows of real estate taxes and provide for replacement reserves. The loan documents further required the borrower to deposit with lender the sum of $532,097 (the "Debt Service Reserve") which represents the equivalent of three months of principal and interest payments due under the related loan documents. The Debt Service Reserve will be held for the initial three years of the loan term and will be released to the borrower at the end of such three year period as long as the Mortgage Loan has not gone into default. In addition, the loan documents require the borrower to deposit with lender a sum of $15,000 per month for tenant improvements and leasing commissions. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. At any time during the term of the 60 Madison Avenue Loan, upon the occurrence of an event of default pursuant to the applicable loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be deposited into a mortgagee designated lock box account.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

- MANAGEMENT. Newmark & Company is the property manager for the Mortgaged Property securing the 60 Madison Avenue Loan. Newmark & Company is the leasing and/or managing agent for more than 46 million square feet of commercial office and retail space.

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       93.8%
U/W Revenues................................................  $5,375,674
U/W Total Expenses..........................................  $2,239,793
U/W Net Operating Income (NOI)..............................  $3,135,881
U/W Net Cash Flow (NCF).....................................  $2,785,037
U/W DSCR on NOI.............................................       1.47x
U/W DSCR on NCF.............................................       1.31x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

U-HAUL POOL 6

(PHOTO OF ONE OF THE MORTGAGED PROPERTIES)

--------------------------------------------
 Cut-Off Date Balance.......................           $25,761,204
 Mortgage Loan Seller.......................           First Union
 Property Type..............................          Self-storage
 Property Location..........................               Various
 % of Cut-Off Date Pool Balance.............                  3.5%
 Term/Amortization..........................               120/300
 Remaining Term/Amortization................               119/299
 Mortgage Rate..............................                 7.56%
 Cut-Off Date LTV...........................                 57.5%
 Maturity Date LTV..........................                 46.8%
 Underwritten DSCR..........................                 1.40x
 Number of Properties.......................                    14
 WA Occupancy as of September 19, 2001......                 88.2%
 Number of units............................                 7,128
 Loan Balance per unit......................                $3,614
------------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "U-Haul Loan") is secured by first mortgages or deeds of trust encumbering fourteen self-storage properties located in eleven states. The U-Haul Loan represents approximately 3.5% of the Cut-Off Date Pool Balance. The U-Haul Loan was originated on December 20, 2001 and has a principal balance as of the Cut-Off Date of $25,761,204.

   The U-Haul Loan has a remaining term of 119 months and matures on January 1, 2012. The U-Haul Loan may be prepaid on or after November 1, 2011 and permits defeasance with United States government obligations beginning four years after its first payment date.

- THE BORROWER. The borrower is Eighteen SAC Self-Storage Corporation, a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the U-Haul Loan. The sponsor of the borrower is SAC Holding Corporation ("SAC Holding"). SAC Holding's portfolio contains over 240 self-storage locations encompassing approximately 10.9 million square feet.

- THE PROPERTIES. The Mortgaged Properties consist of approximately 529,036 square feet of net rentable storage area. As of September 19, 2001, the weighted average occupancy rate for the Mortgaged Properties securing the U-Haul Loan was approximately 88.2%.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

    The following table presents certain information relating to the Mortgaged Properties securing the U-Haul Loan:

                                                        CUT-OFF DATE
                                                         ALLOCATED                       #
PROPERTY NAME                       CITY        STATE  LOAN AMOUNT(1)   YEAR BUILT     UNITS
-------------                 ----------------  -----  --------------   -----------   -------
U-Haul Ctr Dbl Diamond
  Ranch.....................  Reno               NV     $ 2,223,155     1982 & 1998      668
U-Haul Center Miramar.......  San Diego          CA     $ 2,659,953        1988          498
U-Haul Ctr Salt Lake........  Salt Lake City     UT     $   989,090     1978 & 1993      331
U-Haul Center Kyrene Road...  Chandler           AZ     $ 3,225,034        1996          896
U-Haul Center Denton........  Denton             TX     $ 2,742,477        1996          745
U-Haul Center Los Rios......  Plano              TX     $ 2,442,853        1996          658
U-Haul Ctr Alief............  Houston            TX     $ 1,470,647     1979 & 1983      637
U-Haul Bronx Park...........  Bronx              NY     $ 1,748,392     1956 & 1980      301
U-Haul MacArthur Road.......  Whitehall          PA     $ 1,157,435     1969 & 1994      416
U-Haul Cinnaminson..........  Cinnaminson        NJ     $ 1,307,098     1960 & 1996      306
U-Haul Center S Havana......  Aurora South       CO     $ 1,498,622        1982          561
U-Haul N Broadway...........  East Providence    RI     $ 1,659,074        1963          339
U-Haul Central Sq...........  Cambridge          MA     $ 1,448,667        1925          528
U-Haul Palm Springs.........  Cathedral City     CA     $ 1,188,707     1980 & 1982      244
                                                        -----------                    -----
     Total..................                            $25,761,204                    7,128

---------------

(1) The loan amount is allocated based on the appraised values of the Mortgaged Properties and the related Mortgage Loan Seller's underwriting analysis.

- ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. The loan documents further required the borrower to deposit with the lender the sum of $531,250 to purchase an environmental insurance policy for the Mortgage Properties located in Cinnaminson, New Jersey and Cambridge, Massachusetts. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- MANAGEMENT. U-Haul International ("U-Haul") is the property manager for the Mortgaged Properties securing the U-Haul Loan. U-Haul manages or owns self-storage facilities at over 1,000 locations with over 31 million net rentable square feet. U-Haul is the leader in the do-it-yourself moving industry, providing customers approximately 100,000 trucks and 100,000 trailers at approximately 15,700 locations. The property manager is affiliated with the sponsor.

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       82.0%
U/W Revenues................................................  $5,644,665
U/W Total Expenses..........................................  $2,299,490
U/W Net Operating Income (NOI)..............................  $3,345,163
U/W Net Cash Flow (NCF).....................................  $3,228,623
U/W DSCR on NOI.............................................       1.46x
U/W DSCR on NCF.............................................       1.40x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MADISON PLACE

(PHOTO OF MORTGAGED PROPERTY)

--------------------------------------
 Cut-Off Date Balance.................                $20,000,000
 Mortgage Loan Seller.................                First Union
 Property Type........................          Retail - Anchored
 Property Location....................        Madison Heights, MI
 % of Cut-Off Date Pool Balance.......                       2.7%
 Term/Amortization....................                    120/360
 Remaining Term/Amortization..........                    113/360
 Mortgage Rate........................                      7.08%
 Cut-Off Date LTV.....................                      58.0%
 Maturity Date LTV....................                      53.4%
 Underwritten DSCR....................                      1.54x
 Number of Properties.................                          1
 Occupancy % as of June 27, 2001......                      90.4%
 Number of square feet................                    225,983
 Loan Balance per square foot.........                        $89
-----------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Madison Place Loan") is secured by a first mortgage encumbering an anchored retail center located in Madison Heights, Michigan. The Madison Place Loan represents approximately 2.7% of the Cut-Off Date Pool Balance. The Madison Place Loan was originated on June 27, 2001 and has a principal balance as of the Cut-Off Date of $20,000,000. The Madison Place Loan provides for interest-only payments for the first 36 months of the term of the Madison Place Loan and, thereafter, for fixed monthly payments of principal and interest.

   The Madison Place Loan has a remaining term of 113 months and matures on July 1, 2011. The Madison Place Loan may be prepaid on or after May 1, 2011, and permits defeasance with United States government obligations beginning two years after the Closing Date.

- THE BORROWER. The borrower is Madison Place LLC, a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the Madison Place Loan. The sponsor of the borrower is Stuart Frankel ("Frankel"). Frankel is the president of Stuart Frankel Development, a full service real estate company involved in land acquisition, construction, financing, leasing and management of commercial and multifamily properties.

- THE PROPERTY. The Mortgaged Property securing the Madison Place Loan consists of four one-story retail buildings consisting of approximately 225,983 square feet situated on 30.5 acres and constructed in 1989. The Mortgaged Property is located in Madison Heights, Michigan. As of June 27, 2001, the occupancy rate for the Mortgaged Property securing the Madison Place Loan was 90.4%. The largest tenant is Sports Authority, Inc. ("Sports Authority"), leasing approximately 49,483 square feet, or approximately 21.9% of the net rentable area. Sports Authority is a sporting goods retailer with extensive selections of quality, brand name athletic footwear, apparel and sporting equipment. The Sports Authority lease expires in April, 2004. The second largest tenant is Office Max, Inc. ("Office Max"), leasing approximately 26,754 square feet, or approximately 11.8% of the net rentable area. Office Max provides office supplies and services to small and medium-size businesses, home office customers and individual consumers. The Office Max lease expires in January, 2004.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

    The following table presents information relating to the major tenants at the Mortgaged Property:

                                                        NET        % OF
                                             % OF     RENTABLE     NET
                                             GROSS      AREA     RENTABLE       DATE OF
TENANT                                      REVENUE     (SF)       AREA     EXPIRATION LEASE
------                                      -------   --------   --------   ----------------
Sports Authority..........................   13.5%    49,483       21.9%        April, 2004
Office Max................................    9.5%    26,754       11.8%      January, 2004
Joann Fabrics.............................    6.9%    23,975       10.6%      January, 2003
Michael's Crafts..........................    7.7%    22,366        9.9%      January, 2004
Party Concepts............................    8.1%    16,577        7.3%      January, 2010

    The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                                                                                                   CUMULATIVE
                        % OF         WA                    % OF TOTAL    CUMULATIVE %        % OF TOTAL               % OF
                       LEASES    BASE RENT/     TOTAL      SQUARE FEET        OF            BASE RENTAL/          TOTAL RENTAL
YEAR                   ROLLING   SF ROLLING   SF ROLLING   ROLLING(1)    SF ROLLING(1)   REVENUES ROLLING(1)   REVENUES ROLLING(1)
----                   -------   ----------   ----------   -----------   -------------   -------------------   -------------------
2002.................     2        $21.33        4,220         1.9%           1.9%               2.6%                  2.6%
2003.................     4        $10.96       42,675        18.9%          20.8%              13.4%                 16.0%
2004.................     7        $11.50      108,383        48.0%          68.7%              35.7%                 51.7%
2005.................     2        $17.97       15,355         6.8%          75.5%               7.9%                 59.6%
2006.................     1        $23.00        8,000         3.5%          79.0%               5.3%                 64.9%
2007.................     0        $ 0.00            0         0.0%          79.0%               0.0%                 64.9%
2008.................     1        $11.51        4,170         1.8%          80.9%               1.4%                 66.2%
2009.................     2        $20.63        4,800         2.1%          83.0%              14.4%                 80.7%
2010.................     1        $17.00       16,577         7.3%          90.4%               8.1%                 88.8%
2011.................     0        $ 0.00            0         0.0%          90.4%               0.0%                 88.8%

---------------

(1) Calculated based on approximate square footage occupied by each tenant.

- ESCROWS. The loan documents provide for certain escrows of real estate taxes. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-  MANAGEMENT.  The Mortgaged Property is self-managed.

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %............................................        86.0%
U/W Revenues...............................................   $3,859,120
U/W Total Expenses.........................................   $1,152,749
U/W Net Operating Income (NOI).............................   $2,706,371
U/W Net Cash Flow (NCF)....................................   $2,486,725
U/W DSCR on NOI............................................        1.68x
U/W DSCR on NCF............................................        1.54x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

THUNDERBIRD RANCH

(PHOTO OF MORTGAGED PROPERTY)

-----------------------------------------------------------------
 Cut-Off Date Balance.................                $19,000,000
 Mortgage Loan Seller.................                First Union
 Property Type........................              Multifamily -
                                                     Conventional
 Property Location....................                Phoenix, AZ
 % of Cut-Off Date Pool Balance.......                       2.6%
 Term/Amortization....................                    120/360
 Remaining Term/Amortization..........                    117/360
 Mortgage Rate........................                      6.82%
 Cut-Off Date LTV.....................                      74.4%
 Maturity Date LTV....................                      67.1%
 Underwritten DSCR....................                      1.25x
 Number of Properties.................                          1
 Occupancy as of October 1, 2001......                      88.7%
 Number of units......................                        672
 Loan Balance per unit................                    $28,274
-----------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Thunderbird Ranch Loan") is secured by a first mortgage encumbering a 672-unit garden-style, multifamily complex located in Phoenix, Arizona. The Thunderbird Ranch Loan represents approximately 2.6% of the Cut-Off Date Pool Balance. The Thunderbird Ranch Loan was originated on October 19, 2001 and has a principal balance as of the Cut-Off Date of approximately $19,000,000. The Thunderbird Ranch Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

   The Thunderbird Ranch Loan has a remaining term of 117 months and matures on November 1, 2011. The Thunderbird Ranch Loan permits prepayment on or after September 1, 2011, and permits defeasance with United States government obligations beginning two years after the Closing Date.

- THE BORROWER. The borrower is MIC Ranch, LLC, a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the Thunderbird Ranch Loan. The sponsors are Abbot Apter and Maureen Spanier.

- THE PROPERTY. The Mortgaged Property is a 672-unit garden-style apartment complex situated on approximately 30.5 acres in Phoenix, Arizona. As of October 1, 2001, the occupancy rate for the Mortgaged Property securing the Thunderbird Ranch Loan was approximately 88.7%. The Mortgaged Property includes such amenities as four swimming pools, four tennis courts, one volleyball court, one basketball court, eleven on-site laundry facilities, covered parking and two clubhouses. Each clubhouse features a furnished recreation area and an indoor spa.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

    The following table presents information relating to the unit configuration of the Mortgaged Property:

                                                        APPROXIMATE
                           APPROXIMATE                      NET       % OF NET
                            UNIT SIZE                    RENTABLE     RENTABLE        ASKING
UNIT MIX                      (SF)       NO. OF UNITS    AREA (SF)    AREA (SF)     RENTAL RATE
--------                   -----------   ------------   -----------   ---------   ---------------
1-BR/1-BA................      680           368          250,240       47.19%         $505
2-BR/1-BA................      816           128          104,448       19.70%         $580
2-BR/2-BA................      910           136          123,760       23.34%         $645
3-BR/2-BA................    1,196            24           28,704        5.41%         $860
3-BR/2-BA................    1,444            16           23,104        4.36%         $890
                             -------         ---          -------      -------    ---------------
Total/Weighted Average...      789           672          530,256      100.00%     $569/$0.72/SF
                             =======         ===          =======      =======    ===============

- ESCROWS. The loan documents provide for certain escrows of real estate taxes and provide for replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-  LOCK BOX ACCOUNT.  At any time during the term of the Thunderbird Ranch Loan,
   (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

- PROPERTY MANAGEMENT. Bernard/Allison Management Services, Inc. is the property manager for the Mortgaged Property securing the Thunderbird Ranch Loan. Bernard/Allison Management Services, Inc. was founded in 1984 and currently manages approximately 16,500 apartment units.

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       91.5%
U/W Revenues................................................  $4,062,610
U/W Total Expenses..........................................  $2,003,932
U/W Net Operating Income (NOI)..............................  $2,058,678
U/W Net Cash Flow (NCF).....................................  $1,860,202
U/W DSCR on NOI.............................................       1.38x
U/W DSCR on NCF.............................................       1.25x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

UNIVERSITY COMMONS

(PHOTO OF MORTGAGED PROPERTY)

--------------------------------------
 Cut-Off Date Balance.................                $18,475,444
 Mortgage Loan Seller.................                First Union
 Property Type........................          Retail - Anchored
 Property Location....................             Boca Raton, FL
 % of Cut-Off Date Pool Balance.......                       2.5%
 Term/Amortization....................                    120/360
 Remaining Term/Amortization..........                    118/358
 Mortgage Rate........................                      6.81%
 Cut-Off Date LTV.....................                      61.8%
 Maturity Date LTV....................                      53.7%
 Underwritten DSCR....................                      1.66x
 Number of Properties.................                          1
 Occupancy as of December 3, 2001.....                      96.0%
 Number of square feet................                    174,004
 Loan Balance per square foot.........                       $106
-----------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "University Commons Loan") is secured by a first leasehold mortgage encumbering an anchored retail center located in Boca Raton, Florida. The University Commons Loan represents approximately 2.5% of the Cut-Off Date Pool Balance. The University Commons Loan was originated on November 20, 2001 and has a principal balance as of the Cut-Off Date of $18,475,444.

   The University Commons Loan has a remaining term of 118 months and matures on December 1, 2011. The University Commons Loan may be prepaid on or after October 1, 2011 and permits defeasance with United States government obligations beginning four years after its first payment date.

- THE BORROWER. The borrower is UnCommon, Ltd., a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the University Commons Loan. The sponsor of the borrower is Schmeir & Feurring Properties ("Schmeir & Feurring"). Schmeir & Feurring has developed over 1.3 million square feet of commercial real estate in the Boca Raton, Florida area.

- THE PROPERTY. The Mortgaged Property is an approximately 174,004 square foot anchored retail center situated on approximately 22.1 acres and constructed in 2001. The Mortgaged Property is located in Boca Raton, Florida. As of December 3, 2001, the occupancy rate for the Mortgaged Property securing the University Commons Loan was approximately 96.0%. The largest tenant is Circuit City Stores, Inc. ("Circuit City") occupying approximately 36,176 square feet, or approximately 20.8% of the net rentable area. Circuit City is a leading national retailer of brand-name consumer electronics, personal computers and entertainment software. The Circuit City lease expires in January, 2022. The second largest tenant is Barnes & Noble, Inc. ("Barnes & Noble"), occupying approximately 30,543 square feet, or approximately 17.6% of the net rentable area. Barnes & Noble is engaged in the retail sale of books, magazines and video game and PC entertainment software. The Barnes & Noble lease expires in May, 2021.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

    The following table presents information relating to the major tenants at the Mortgaged Property:

                                   % OF
                                   GROSS        NET RENTABLE         % OF NET           DATE OF
TENANT                            REVENUE        AREA (SF)         RENTABLE AREA    LEASE EXPIRATION
------                            -------       ------------       -------------    ----------------
Circuit City Stores.............   23.9%           36,176              20.8%           January, 2022
Barnes & Noble, Inc. ...........   15.6%           30,543              17.6%               May, 2021
Whole Foods Market..............   15.1%           26,365              15.2%             April, 2021
Organized Living................   14.2%           24,432              14.0%             April, 2021
Bed Bath & Beyond...............   13.0%           23,232              13.4%           January, 2017

    The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                                                                                     CUMULATIVE
                                                                                      % OF TOTAL        % OF
                        # OF     WA BASE                               CUMULATIVE     BASE RENTAL   TOTAL RENTAL
                       LEASES    RENT/SF   TOTAL SF    % OF TOTAL         % OF         REVENUES       REVENUES
YEAR                   ROLLING   ROLLING   ROLLING    SF ROLLING(1)   SF ROLLING(1)   ROLLING(1)     ROLLING(1)
----                   -------   -------   --------   -------------   -------------   -----------   ------------
2002.................     0      $ 0.00          0         0.0%            0.0%           0.0%          0.0%
2003.................     0      $ 0.00          0         0.0%            0.0%           0.0%          0.0%
2004.................     0      $ 0.00          0         0.0%            0.0%           0.0%          0.0%
2005.................     0      $ 0.00          0         0.0%            0.0%           0.0%          0.0%
2006.................     1      $26.67      7,500         4.3%            4.3%           4.9%          4.9%
2007.................     0      $ 0.00          0         0.0%            4.3%           0.0%          4.9%
2008.................     1      $35.00      4,600         2.6%            7.0%           3.9%          8.8%
2009.................     0      $ 0.00          0         0.0%            7.0%           0.0%          8.8%
2010.................     0      $ 0.00          0         0.0%            7.0%           0.0%          8.8%
2011.................     3      $31.65      7,154         4.1%           11.1%           5.5%         14.3%

---------------

(1) Calculated based on an approximate square footage occupied by each tenant.

- ESCROWS. The loan documents provide for certain escrows of real estate taxes and provide for replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- MANAGEMENT. Schmeir & Feurring is the property manager for the Mortgaged Property securing the University Commons Loan. The property manager is affiliated with the borrower.

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       93.0%
U/W Revenues................................................  $4,563,732
U/W Total Expenses..........................................  $1,932,338
U/W Net Operating Income (NOI)..............................  $2,631,393
U/W Net Cash Flow (NCF).....................................  $2,403,600
U/W DSCR on NOI.............................................       1.82x
U/W DSCR on NCF.............................................       1.66x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

WATERFORD APARTMENTS

(PHOTO OF MORTGAGED PROPERTY)

-----------------------------------------------------------------
 Cut-Off Date Balance.................                $16,864,385
 Mortgage Loan Seller.................                First Union
 Property Type........................              Multifamily -
                                                     Conventional
 Property Location....................             Midlothian, VA
 % of Cut-Off Date Pool Balance.......                       2.3%
 Term/Amortization....................                    120/360
 Remaining Term/Amortization..........                    119/359
 Mortgage Rate........................                      6.98%
 Cut-Off Date LTV.....................                      74.6%
 Maturity Date LTV....................                      65.1%
 Underwritten DSCR....................                      1.35x
 Number of Properties.................                          1
 Occupancy as of November 26, 2001....                      95.8%
 Number of units......................                        312
 Loan Balance per unit................                    $54,053
-----------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Waterford Apartments Loan") is secured by a first deed of trust encumbering a 312-unit garden-style multifamily complex located in Midlothian, Virginia. The Waterford Apartments Loan represents 2.3% of the Cut-Off Date Pool Balance. The Waterford Apartments Loan was originated on December 10, 2001 and has a principal balance as of the Cut-Off Date of $16,864,385.

   The Waterford Apartments Loan has a remaining term of 119 months and matures on January 1, 2012. The Waterford Apartments Loan may be prepaid on or after October 1, 2011 and permits defeasance with United States government obligations beginning two years after the Closing Date.

- THE BORROWER. The borrower is CRIT -- VA V, Inc., a special purpose entity. The sponsor of the borrower is Cornerstone Realty Income Trust, Inc., ("CRIT"), a publicly traded (NYSE) real estate investment trust, with ownership interests in approximately seventy-two properties encompassing over 18,000 units in five states.

- THE PROPERTY. The Mortgaged Property securing the Waterford Apartments Loan is a 312-unit garden-style apartment complex consisting of 26 three story buildings situated on approximately 30.9 acres in Midlothian, Virginia. As of November 26, 2001, the occupancy rate for the Mortgaged Property securing the Waterford Apartments Loan was approximately 95.8%. The Mortgaged Property includes such amenities as a fitness center, a sauna, a business center, an indoor racquetball court, an outdoor swimming pool and two tennis courts.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

    The following table presents information relating to the unit configuration of the Mortgaged Property.

                                                        APPROXIMATE     % OF
                                         APPROXIMATE        NET          NET
                                          UNIT SIZE      RENTABLE     RENTABLE        ASKING
UNIT MIX                  NO. OF UNITS       (SF)        AREA (SF)    AREA (SF)    RENTAL RANGE
--------                  ------------   ------------   -----------   ---------   --------------
1BR/1BA.................     20               765          15,300        4.98%    $   700 - $760
1BR/1BA.................     96               885          84,960       27.67     $   725 - $785
2BR/1BA.................     16               935          14,960        4.87     $   800 - $870
2BR/1BA.................     48               985          47,280       15.40     $   810 - $870
2BR/2BA.................     96              1058         101,568       33.08     $   820 - $895
2BR/2BA.................     20              1108          22,160        7.22     $   950 - $990
3BR/2BA.................     16              1303          20,848        6.79     $ 1240 - $1270
                             -----           ----         -------      ------     --------------
Total/Weighted Average..    312               984         307,076      100.00%    $ 856/$0.87/SF
                             =====           ====         =======      ======     ==============

- ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- MANAGEMENT. CRIT is the property manager for the Mortgaged Property securing the Waterford Apartments Loan. The property manager is affiliated with the borrower.

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %............................................        90.0%
U/W Revenues...............................................   $2,867,216
U/W Total Expenses.........................................   $  980,000
U/W Net Operating Income (NOI).............................   $1,887,216
U/W Net Cash Flow (NCF)....................................   $1,809,216
U/W DSCR on NOI............................................        1.40x
U/W DSCR on NCF............................................        1.35x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

TOWN SQUARE SHOPPING CENTER

(PHOTO OF MORTGAGED PROPERTY)

--------------------------------------
 Cut-Off Date Balance.................                $16,140,654
 Mortgage Loan Seller.................                First Union
 Property Type........................          Retail - Anchored
 Property Location....................           Schererville, IN
 % of Cut-Off Date Pool Balance.......                       2.2%
 Term/Amortization....................                    120/360
 Remaining Term/Amortization..........                    119/359
 Mortgage Rate........................                      7.25%
 Cut-Off Date LTV.....................                      78.7%
 Maturity Date LTV....................                      69.1%
 Underwritten DSCR....................                      1.26x
 Number of Properties.................                          1
 Occupancy as of December 3, 2001.....                      97.1%
 Number of square feet................                    144,596
 Loan Balance per square foot.........                       $112
-----------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Town Square Shopping Center Loan") is secured by a first mortgage encumbering an anchored retail center located in Schererville, Indiana. The Town Square Shopping Center Loan represents approximately 2.2% of the Cut-Off Date Pool Balance. The Town Square Shopping Center Loan was originated on December 21, 2001 and has a principal balance as of the Cut-Off Date of $16,140,654.

   The Town Square Shopping Center Loan has a remaining term of 119 months and matures on January 1, 2012. The Town Square Shopping Center Loan may be prepaid on or after November 1, 2011, and permits defeasance with United States government obligations beginning four years after its first payment date.

- THE BORROWER. The borrower is Town Square Shopping Center, LLC, a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the Town Square Shopping Center Loan. The sponsor of the Mortgaged Property is Praedium Development.

- THE PROPERTY. The Mortgaged Property securing the Town Square Shopping Center Loan consists of five one-story buildings containing approximately 144,596 rentable square feet situated on 12.8 acres and constructed in 2001. The Mortgaged Property is located within the Chicago, Illinois metropolitan statistical area. As of December 3, 2001, the occupancy rate for the Mortgaged Property securing the Town Square Shopping Center Loan was approximately 97.1%. The largest tenant is Linens'n Things ("Linens'n Things"), leasing approximately 34,226 square feet, or approximately 23.7% of the net rentable area. Linens'n Things sells home textiles, housewares and home accessories on a retail basis. The Linens'n Things lease expires in August, 2016. The second largest tenant is TJX Companies, Inc. ("TJ Maxx"), leasing approximately 30,720 square feet, or approximately 21.2% of the net rentable area. TJ Maxx offers discount family apparel and home fashions. TJ Maxx currently has a credit rating of Baa1 (Moody's) and A- (S&P). The TJ Maxx lease expires in July, 2011. The third largest tenant is Old Navy Stores ("Old Navy"), leasing approximately 24,480 square feet, or approximately 16.9% of the net rentable area. Old Navy, a global specialty retailer, operates stores selling casual apparel, personal care and other accessories for men, women and children. Old Navy is a subsidiary of The Gap, Inc., which currently has a credit rating of A3 (Moody's) and A (S&P). The Old Navy lease expires in July, 2006.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

    The following table presents information relating to the major tenants at the Mortgaged Property:

                                                      NET
                                      % OF GROSS   RENTABLE      % OF NET      DATE OF LEASE
TENANT                                 REVENUE     AREA (SF)   RENTABLE AREA    EXPIRATION
------                                ----------   ---------   -------------   -------------
Linens'n Things.....................     18.8%      34,226         23.7%       August, 2016
TJ Maxx.............................     18.8%      30,720         21.2%         July, 2011
Old Navy(1).........................     15.9%      24,480         16.9%         July, 2006
Sears...............................     16.4%      20,000         13.8%         June, 2011
Shoe Carnival.......................      7.2%      12,000          8.3%         June, 2011

---------------

(1) Old Navy has the right to early termination in 2006 under its lease. In the event that such termination rights are not exercised, the Old Navy lease shall expire in 2011.

    The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                                                                                          CUMULATIVE
                                                                                         % OF TOTAL          % OF
                         # OF     WA BASE                               CUMULATIVE      BASE RENTAL      TOTAL RENTAL
                        LEASES    RENT/SF   TOTAL SF    % OF TOTAL        % OF SF         REVENUES         REVENUES
 YEAR                   ROLLING   ROLLING   ROLLING    SF ROLLING(1)    ROLLING(1)       ROLLING(1)       ROLLING(1)
 ----                   -------   -------   --------   -------------   -------------   --------------   ---------------
 2002.................     0      $ 0.00          0         0.0%            0.0%             0.0%             0.0%
 2003.................     0      $ 0.00          0         0.0%            0.0%             0.0%             0.0%
 2004.................     0      $ 0.00          0         0.0%            0.0%             0.0%             0.0%
 2005.................     0      $ 0.00          0         0.0%            0.0%             0.0%             0.0%
 2006(2)..............     2      $14.12     28,480        19.7%           19.7%            20.0%            20.0%
 2007.................     0      $ 0.00          0         0.0%           19.7%             0.0%            20.1%
 2008.................     0      $ 0.00          0         0.0%           19.7%             0.0%            20.1%
 2009.................     0      $ 0.00          0         0.0%           19.7%             0.0%            20.1%
 2010.................     0      $ 0.00          0         0.0%           19.7%             0.0%            20.1%
 2011.................     6      $13.97     76,550        52.9%           72.6%            53.3%            73.3%

---------------

(1) Calculated based on approximate square footage occupied by each tenant.

(2) Old Navy has the right to early termination in 2006 under its lease. In the event that such termination rights are not exercised, the Old Navy lease shall expire in 2011.

- ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. The loan documents further require that in the event Old Navy delivers notice of cancellation of its lease at least six months prior to the end of its fifth year under the term of such lease, the borrower must deposit with the lender all excess cash flow from the Mortgaged Property until such time as (i) the deposited amount equals $250,000, or (ii) the Old Navy space is leased to a tenant acceptable to the lender. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-  PROPERTY MANAGEMENT.  The Mortgaged Property is self-managed.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       90.0%
U/W Revenues................................................  $2,258,460
U/W Total Expenses..........................................  $  533,974
U/W Net Operating Income (NOI)..............................  $1,724,485
U/W Net Cash Flow (NCF).....................................  $1,661,155
U/W DSCR on NOI.............................................       1.30x
U/W DSCR of NCF.............................................       1.26x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

- GENERAL. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex A-5 to the preliminary prospectus supplement for certain information relating to cross-collateralized and cross-defaulted Mortgage Loans. See Annex A-6 to the preliminary prospectus supplement for certain information relating to the payment schedule of the Wilshire Union Center Loan.

-  SIGNIFICANT SPONSOR CONCENTRATIONS.

                                                                     AGGREGATE      % OF      WEIGHTED              WEIGHTED
                                                 # OF                 CUT-OFF      CUT-OFF    AVERAGE    WEIGHTED   AVERAGE
                                                LOANS/      LOAN       DATE       DATE POOL   CUT-OFF    AVERAGE    MORTGAGE
      SPONSOR                                 PROPERTIES   NUMBER     BALANCE      BALANCE    DATE LTV     DSCR       RATE
      -------                                 ----------   ------   -----------   ---------   --------   --------   --------
      Frederick Leeds and David Oved               1         1      $34,977,448      4.8%       76.9%      1.33x      6.900%

- CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Two (2) groups of Mortgage Loans, representing approximately 5.2% of the Cut-Off Date Pool Balance, are cross-collateralized and cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan (other than the AB Mortgage Loans described below) will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

- GROUND LEASES. Two (2) Mortgage Loans, representing 4.7% of the Cut-Off Date Pool Balance, are, in each such case, secured primarily by a Mortgage on the applicable borrower's leasehold interest in the related Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans and
   Leases -- Foreclosure -- Leasehold Risks" in the prospectus accompanying the preliminary prospectus supplement.

- AB MORTGAGE LOANS. Four (4) companion mortgage loans are not included in the trust fund but are each secured by the same Mortgage as a Mortgage Loan which is part of the trust fund. Such Mortgage Loans (the "AB Mortgage Loans") (identified as loan numbers 75, 96, 97 and 106 on Annex A-1 to the preliminary prospectus supplement) have a Cut-Off Date Balance of $6,721,802, representing 0.9% of the Cut-Off Date Pool Balance. Each AB Mortgage Loan and its related companion loan are cross-defaulted.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

   No companion loan is part of the trust fund. Under the terms of separate intercreditor agreements, each holder of a companion loan has agreed to subordinate its interest in certain respects to the related AB Mortgage Loan, but will have certain rights relating to the servicing of the related companion loan.

- SUBORDINATE FINANCING. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the lender's prior consent. With respect to one (1) Mortgage Loan, representing approximately 0.3% of the Cut-Off Date Pool Balance, the related Mortgage Property remains encumbered by existing subordinate debt. In addition, one (1) Mortgage Loan, representing approximately 1.1% of the Cut-Off Date Pool Balance, has existing unsecured debt incurred other than in the ordinary course of business. With respect to three (3) Mortgage Loans, representing approximately 6.4% of the Cut-Off Date Pool Balance, the related borrowers of the Mortgage Loan have pledged their limited partnership interests or other ownership interests in the borrower as security for existing mezzanine debt. The Mortgage Loan documents for six (6) Mortgage Loans, representing approximately 7.1% of the Cut-Off Date Pool Balance, provide that (i) the owner of equity interests in the related borrowers may, under limited circumstances, pledge their ownership interests in the borrower as security for mezzanine debt in the future, (ii) the borrower may incur additional subordinated debt in the future and/or (iii) the borrower may incur additional unsecured debt other than in the ordinary course of business in the future. Certain of the Mortgage Loans do not restrict the pledging of ownership interests in the related borrower, but all of the Mortgage Loans do restrict the transfer of ownership interests in the related borrower by imposing a specific percentage limitation, a control limitation or requiring the consent of the mortgagee.

- ENVIRONMENTAL CONSIDERATIONS. With respect to five (5) Mortgage Loans, representing 10.0% of the Cut-Off Date Pool Balance, the related borrowers were required to obtain a secured creditor impaired property environmental insurance policy with respect to the related Mortgaged Properties (or, in the case of 1 of the Mortgage Loans, representing 3.5% of the Cut-Off Date Balance, 2 of the 14 related mortgaged properties) in lieu of or in addition to environmental escrows established. Each such policy was issued by a subsidiary of American International Group, which has a financial strength rating of "AAA" by S&P. The premiums were paid in full at closing. There are no deductibles and each policy has a limit of liability in an amount equal to 125% of the full principal amount of the applicable loan.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. OR ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                    DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED
                                        45